                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2006

                   Citigroup Commercial Mortgage Trust 2006-C5
                       (Exact Name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-132746-02

                     Citigroup Global Markets Realty Corp.,
      PNC Bank, National Association and LaSalle Bank National Association
             (Exact Name of the Sponsor as specified in its charter)

                  Citigroup Commercial Mortgage Securities Inc.
      (Exact name of the Depositor/Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-132746

                 Delaware             333-132746-02        13-3439681
       (State or Other Jurisdiction    (Commission       (IRS Employer
            of Incorporation)          File Number)   Identification No.)

             388 Greenwich Street, New York, New York     10013
             (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (212) 816-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01  Other Events.

     On November 21, 2006, a pooling and servicing agreement dated as of
November 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Wachovia Bank, National Association and Midland Loan Services,
Inc., as master servicers, LNR Partners, Inc. as special servicer, LaSalle Bank
National Association, as certificate administrator, and Wells Fargo Bank,
National Association, as trustee, for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2006-C5 (the
"Citigroup Commercial Mortgage Trust 2006-C5"), Commercial Mortgage Pass-Through
Certificates, Series 2006-C5 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class XP, Class A-1, Class A-2, Class A-3, Class
A-SB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C and Class D
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-132746)
and sold to Citigroup Global Markets Inc., LaSalle Financial Services, Inc., PNC
Capital Markets LLC and Banc of America Securities LLC (collectively, the
"Underwriters"), pursuant to an underwriting agreement dated as of November 8,
2006 (the "Underwriting Agreement"), between the Registrant and the
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global
Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "CGMRC Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "LaSalle Bank
Mortgage Loans") were acquired by the Registrant from LaSalle Bank National
Association ("LaSalle Bank") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "PNC Bank Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage Loans";
the CGMRC Mortgage Loans, the LaSalle Bank Mortgage Loans and the PNC Bank
Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of November 8, 2006 (the "PNC
Bank Mortgage Loan Purchase Agreement"; the CGMRC Mortgage Loan Purchase
Agreement, the LaSalle Bank Mortgage Loan Purchase Agreement and the PNC Bank
Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase
Agreements"), which is attached hereto as Exhibit 99.3.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, LaSalle Bank or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell company transactions:

     Not applicable.

(d)  Exhibits:

Exhibit No.   Description

    1.1       Underwriting Agreement
    4.1       Pooling and Servicing Agreement
    5.1       Legality Opinion
    8.1       Tax Opinion
    99.1      CGMRC Mortgage Loan Purchase Agreement
    99.2      LaSalle Bank Mortgage Loan Purchase Agreement
    99.3      PNC Bank Mortgage Loan Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 6, 2006

                                        CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                        Name:  Angela Vleck
                                        Title: Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

    1.1       Underwriting Agreement
    4.1       Pooling and Servicing Agreement
    5.1       Legality Opinion
    8.1       Tax Opinion
    99.1      CGMRC Mortgage Loan Purchase Agreement
    99.2      LaSalle Bank Mortgage Loan Purchase Agreement
    99.3      PNC Bank Mortgage Loan Purchase Agreement

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